UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                   FORM 8-K/A
                                 CURRENT REPORT

                                (Amendment No. 1)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  June 29, 2006

                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)

        Massachusetts                    1-4347                06-0513860
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
        Incorporation)                                     Identification No.)

       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
              (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))


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Item 2.02     Results of Operations and Financial Condition.

In a Press Release dated August 9, 2006, the Registrant announced its final second quarter 2006 results. The Registrant's Press Release is furnished herewith as Exhibit 99.1.

The press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Registrant has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

References to non-GAAP earnings per share are included in the earnings release because management believes that diluted earnings per share, excluding the effect of the impairment charge, is a measure that should be presented as it is useful to investors. Management believes that the following should be considered when evaluating these non-GAAP financial measures:

     o Rogers reviews the operating results of its businesses excluding the impact of any asset impairment because it provides an additional basis of comparison. The Company believes that these events are unusual in nature, and would not necessarily be indicative of ongoing operating results. As a result, management believes that excluding such charges is useful in comparing past, current and future periods.

     o Asset impairments principally represent adjustments to the carrying value of certain assets and do not typically require a cash payment.

     o While asset impairments are typically material, they are generally considered to be outside the normal operations of a business.

     o Corporate management is responsible for the initial and ongoing investments and for making decisions about asset impairment and related charges on those investments.

The non-GAAP financial measures included in the earnings release have been reconciled to the comparable GAAP results. This reconciliation can also be found on the Registrant's web site at www.rogerscorporation.com.

The information in this Form 8-K/A and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 2.06     Material Impairments

On June 29, 2006, the Registrant announced that it had concluded that it would potentially take a non-cash charge in the second quarter of 2006 related to the write-down of impaired assets within the Registrant's Other Polymer Products reporting segment. The Registrant could not at that time estimate the amount or the range of amounts of the impairment charge and indicated that it would provide this information when it is able to make a determination of such estimate or range of estimates.

On August 9, 2006 the Registrant concluded that the amount of the non-cash pre-tax impairment charge being taken in the second quarter of 2006 would be $11.3 million. This charge relates to the Registrant's polyolefin foams and polyester-based laminates operating units within the Registrant's Other Polymer Products reporting segment. The two operating units had assets including long-lived tangible and intangible assets with a book value of approximately $16 million. The entire impairment charge represents a reduction in goodwill of the two operating units. This impairment is the result of reduced future business prospects and does not involve any facility closures.

A copy of the press release issued by the Registrant on August 9, 2006 announcing the amount of the impairment charge is filed as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference.

ITEM 7.01     Regulation FD Disclosure

On August 9, 2006, the Registrant repeated its earnings guidance for the third quarter of 2006. A copy of the August 9, 2006 press release is furnished herewith as Exhibit 99.1.

The discussion in Item 2.02 of this 8-K/A with regard to non-GAAP financial measures is incorporated by reference into this Item 7.01.

The information in this Form 8-K/A and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.                    Description
-----------                    -----------

99.1 Press release, dated August 9, 2006, issued by Rogers Corporation (filed herewith pursuant to Item 2.06 and furnished herewith pursuant to Items 2.02 and 7.01)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ROGERS CORPORATION


                                            By: /s/ Dennis M. Loughran
                                               --------------------------
                                               Dennis M. Loughran
                                               Vice President, Finance and
                                                  Chief Financial Officer

Date:  August 10, 2006